Exhibit 99.1

Insulet Reports Third Quarter 2020 Revenue Increase of 22% Year-Over-Year

Includes Total Omnipod® Revenue Growth of 20%

ACTON, Mass. - November 4, 2020 - Insulet Corporation (NASDAQ: PODD) (Insulet or the Company), the global leader in tubeless insulin pump technology with its Omnipod® Insulin Management System (Omnipod System), today announced financial results for the three months ended September 30, 2020.

Third Quarter Financial Highlights:

•Third quarter 2020 revenue of $234.0 million, up 21.8%, or 19.9% in constant currency1, compared to $192.1 million in the prior year, exceeds guidance of 13% to 15% on a constant currency basis
◦Total Omnipod revenue of $212.1 million, an increase of 19.7%, or 17.6% in constant currency
◦U.S. Omnipod revenue of $132.3 million, an increase of 20.9%
◦International Omnipod revenue of $79.8 million, an increase of 17.7%, or 12.4% in constant currency
◦Drug Delivery revenue of $21.9 million, an increase of 47.0%
•Gross margin of 64.9%, up 80 basis points, including an approximate 60 basis point unfavorable impact due to COVID-19 related safety and mitigation costs
•Net income of $11.6 million, or $0.17 per diluted share, compared to net income of $0.8 million, or $0.01 per diluted share, in the prior year
•Adjusted EBITDA1 of $42.3 million or 18.1% of revenue, compared to $29.6 million or 15.4% of revenue in the prior year

Recent Strategic Highlights:

•Completed Omnipod 5 pivotal trial and on track for planned commercial launch in the first half of 2021
•Completed enrollment for the Omnipod 5 pre-school pivotal study with participants ages 2 to 6 years
•Began recruitment for the Omnipod 5 feasibility study for individuals with Type 2 diabetes
•Launched Omnipod DASH® throughout the remaining European countries we serve
•Installed two manufacturing lines at a second contract manufacturer in China to provide additional capacity

"We delivered another quarter of financial and operational results exceeding our expectations, driven by the benefits of our differentiated innovation and the strength of our recurring revenue model,” said Shacey Petrovic, President and Chief Executive Officer. “We once again raised our full year revenue 2020 outlook and expect to deliver our fifth consecutive year of 20% growth, despite the pandemic. Our business model and pharmacy channel access uniquely position us to expand Omnipod adoption within both the Type 1 and Type 2 diabetes populations. Our team's great execution gives us confidence in our ability to drive long-term double-digit growth, and we remain focused on sustaining that momentum with the launch of Omnipod 5 in the first half of 2021.”
___________________________________________________
1 See description of non-GAAP financial measures contained in this release.

2020 Outlook:

Revenue Guidance (in constant currency):

•For the year ending December 31, 2020, the Company is raising its revenue guidance growth range to 20% to 21% (previously 17% to 19%). By product line, the Company now expects:
◦Total Omnipod to be 21% to 22% (previously 18% to 20%)
◦U.S. Omnipod to be 23% to 24% (previously 19% to 21%)
◦International Omnipod to be 18% to 19% (previously 17% to 19%)
◦Drug Delivery to be 4% to 6% (previously 3% to 6%)

•For the quarter ending December 31, 2020, the Company expects revenue growth of 7% to 11%. Revenue growth ranges by product line are:
◦Total Omnipod of 10% to 14%
◦U.S. Omnipod of 10% to 14%
◦International Omnipod of 10% to 14%
◦Drug Delivery decline of 17% to 23%

Adjusted EBITDA:

For the year ending December 31, 2020, the Company is reaffirming its expectations of Adjusted EBITDA as a percentage of revenue in the range of 13% to 17%, closer to the low end of the range.

Conference Call:

Insulet will host a conference call at 4:30 p.m. (Eastern Time) on November 4, 2020 to discuss the financial results and outlook. The link to the live call will be available on the Investor Relations section of the Company’s website at http://investors.insulet.com, “Events and Presentations,” and will be archived for future reference. The call may also be accessed by dialing (844) 831-3022 for domestic callers or (315) 625-6887 for international callers, passcode 3955144.

About Insulet Corporation:

Insulet Corporation (NASDAQ: PODD), headquartered in Massachusetts, is an innovative medical device company dedicated to simplifying life for people with diabetes and other conditions easier through its Omnipod product platform. The Omnipod Insulin Management System provides a unique alternative to traditional insulin delivery methods. With its simple, wearable design, the disposable Pod provides up to three days of non-stop insulin delivery, without the need to see or handle a needle. Insulet also leverages the unique design of its Pod by tailoring its Omnipod technology platform for the delivery of non-insulin subcutaneous drugs across other therapeutic areas. For more information, please visit: www.insulet.com and www.omnipod.com.

Non-GAAP Financial Measures:

The Company uses the following non-GAAP financial measures:

•Constant currency revenue growth, which represents the change in revenue between current and prior year periods using a constant currency, the exchange rate in effect during the applicable prior year period. Insulet presents constant currency revenue growth because management believes it provides meaningful information regarding the Company’s results on a consistent and comparable basis. Management uses this non-GAAP financial measure, in addition to financial measures in accordance with generally accepted accounting principles in the United States (GAAP), to evaluate the Company’s operating results. It is also one of the performance metrics that determines management incentive compensation.

•Adjusted EBITDA, which represents net income plus net interest expense, income tax expense, depreciation and amortization, stock-based compensation and other significant unusual items, as applicable. Insulet presents Adjusted EBITDA because management uses it as a supplemental measure in assessing the Company’s operating performance, and the Company believes that it is helpful to investors, and other interested parties as a measure of comparative operating performance from period to period. Adjusted EBITDA is a commonly used measure in determining business value and the Company uses it internally to report results. It is also one of the performance metrics that determines management incentive compensation.

These non-GAAP financial measures should be considered supplemental to, and not a substitute for, the Company’s reported financial results prepared in accordance with GAAP. Furthermore, the Company’s definition of these non-GAAP measures may differ from a similarly titled measures used by others. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, Insulet strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety.

The Company does not provide a reconciliation of Adjusted EBITDA to net income on a forward-looking basis because it is unable to estimate, with reasonable certainty and without unreasonable efforts, any unusual or unanticipated charges, expenses or gains. These items are uncertain, depend on various factors, and could be material to the Company’s GAAP results.

Forward-Looking Statements:

The 2020 financial results contained in this news release are subject to finalization in connection with the preparation of the Company’s Form 10-Q for the quarter ended September 30, 2020. This press release contains forward-looking statements concerning Insulet’s expectations, anticipations, intentions, beliefs or strategies regarding the future. These forward-looking statements are based on its current expectations and beliefs concerning future developments and their potential effects on Insulet. There can be no assurance that future developments affecting Insulet will be those that it has anticipated.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Insulet’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: risks associated with public health crises and pandemics, such as the COVID-19 global pandemic, including the duration of the outbreak, government actions and restrictive measures implemented in response, supply chain disruptions, delays in clinical trials, and other impacts to the business, or on the Company’s ability to execute business continuity plans; risks associated with the Company’s dependence on its principal product platform, the Omnipod System; the Company’s ability to design, develop, manufacture and commercialize future products; Insulet’s ability to reduce production costs and increase customer orders and manufacturing volumes; adverse changes in general economic conditions; the impact of healthcare reform laws; supply problems or price fluctuations with sole source or third-party suppliers on which Insulet is dependent; the potential establishment of a competitive bid program for conventional insulin pumps; failure by Insulet to retain key suppliers and/or supplier pricing discounts and achieve satisfactory gross margins; international business risks, including regulatory, commercial and logistics risks associated with the Company selling its products in Europe in light of the uncertainty related to the separation of the United Kingdom from the European Union (Brexit); Insulet’s inability to secure and retain adequate coverage or reimbursement from third-party payors for the Omnipod System or future products and potential adverse changes in reimbursement rates or policies relating to the Omnipod System or future products; failure to retain key payor partners and their members; adverse effects resulting from competition; technological change and product innovation adversely affecting the Company’s business; changes to or termination of Insulet’s license to incorporate a blood glucose meter into the Omnipod System or its inability to enter into new license or other agreements with respect to the Omnipod System’s current or future features; challenges to the future development of our non-insulin drug delivery product line; Insulet’s ability to protect its intellectual property and other proprietary rights; conflicts with the intellectual property of third parties, including claims that Insulet’s current or future products infringe or misappropriate the proprietary rights of others; adverse regulatory or legal actions relating to the Omnipod System or future products; failure of Insulet’s contract manufacturers or component suppliers to comply with the U.S. Food and Drug Administration’s quality system regulations; potential adverse impacts resulting from a recall, or discovery of serious safety issues, of the Omnipod System; the potential violation of the U.S. Foreign Corrupt Practices Act or any other federal, state or foreign anti-bribery/anti-corruption laws or laws prohibiting “kickbacks” or protecting the confidentiality of health information or other protected personal information, or any challenge to or investigation into Insulet’s practices under these laws; product liability and other lawsuits that may be brought against Insulet, including stemming from off-label use of its product; breaches or failures of its product or information technology systems, including by cyber attack; reduced retention rates of our customer base; unfavorable results of clinical studies relating to the Omnipod System or future products, or the products of Insulet’s competitors; future publication of articles or announcement of positions by diabetes associations or other organizations that are unfavorable to the Omnipod System; the concentration of Insulet’s manufacturing operations and storage of inventory in a limited number of locations; Insulet’s ability to attract and retain personnel; Insulet’s ability to scale its business to support revenue growth; fluctuations in quarterly results of operations; risks associated with potential future acquisitions or investments in new businesses; Insulet’s ability to generate sufficient cash to service all of its indebtedness or raise additional funds on acceptable terms or at all; the expansion of Insulet’s distribution network; the volatility of the trading price of Insulet’s common stock; risks related to future sales of its common stock or the conversion of any of the Convertible Senior Notes; potential limitations on Insulet’s ability to use its net operating loss carryforwards; anti-takeover provisions in its organizational documents; and other risks and uncertainties described in its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission in February 2020 in the section entitled “Risk Factors,” and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.

Investor Relations Contacts:

Deborah R. Gordon
Vice President, Investor Relations
(978) 600-7717
dgordon@insulet.com

Jason McGorman
Principal Investor Relations Analyst
(978) 600-7972
jmcgorman@insulet.com

Media Contact:

Angela Geryak Wiczek
Senior Director, Corporate Communications
(978) 932-0611
awiczek@insulet.com

INSULET CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in millions, except per share data)	2020	2019	2020	2019
Revenue	$234.0	$192.1	$658.3	$528.8
Cost of revenue	82.2	69.0	237.1	182.6
Gross profit	151.8	123.1	421.2	346.2
Research and development expenses	38.8	31.3	108.5	96.8
Selling, general and administrative expenses	89.2	74.8	253.9	217.5
Operating income	23.8	17.0	58.8	31.9
Interest expense, net	(11.4)	(7.7)	(32.6)	(18.3)
Loss on extinguishment of debt	—	(6.4)	—	(6.4)
Other income (expense), net	1.0	(1.8)	2.0	0.5
Income before income taxes	13.4	1.1	28.2	7.7
Income tax expense	(1.8)	(0.3)	(4.3)	(1.1)
Net income	$11.6	$0.8	$23.9	$6.6

Net income per share:
Basic	$0.18	$0.01	$0.37	$0.11
Diluted	$0.17	$0.01	$0.36	$0.11
Weighted-average number of common shares outstanding (in thousands):
Basic	65,718	60,743	64,329	59,986
Diluted	66,828	62,336	65,598	61,728

INSULET CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(dollars in millions)	September 30, 2020	December 31, 2019
ASSETS
Cash, cash equivalents and short-term investments	$896.7	$376.1
Accounts receivable, net	85.4	69.3
Inventories	124.9	101.0
Prepaid expenses and other current assets	53.4	44.6
Total current assets	1,160.4	591.0
Long-term investments	0.5	58.4
Property, plant and equipment, net	449.2	399.4
Goodwill and other intangible assets, net	50.1	53.0
Other assets	50.4	41.1
Total assets	$1,710.6	$1,142.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$57.0	$54.5
Accrued expenses and other current liabilities	118.2	103.2
Total current liabilities	175.2	157.7
Convertible debt, net	921.5	887.9
Other liabilities	18.9	21.4
Total liabilities	1,115.6	1,067.0
Stockholders’ Equity	595.0	75.9
Total liabilities and stockholders’ equity	$1,710.6	$1,142.9

INSULET CORPORATION
NON-GAAP RECONCILIATIONS (UNAUDITED)

CONSTANT CURRENCY REVENUE GROWTH

	Three Months Ended September 30,
(dollars in millions)	2020	2019	Percent Change	Currency Impact	Constant Currency
Revenue:
U.S. Omnipod	$132.3	$109.4	20.9%	—%	20.9%
International Omnipod	79.8	67.8	17.7%	5.3%	12.4%
Total Omnipod	212.1	177.2	19.7%	2.1%	17.6%
Drug Delivery	21.9	14.9	47.0%	—%	47.0%
Total	$234.0	$192.1	21.8%	1.9%	19.9%

	Nine Months Ended September 30,
(dollars in millions)	2020	2019	Percent Change	Currency Impact	Constant Currency
Revenue:
U.S. Omnipod	$377.7	$293.6	28.6%	—%	28.6%
International Omnipod	226.1	187.4	20.7%	(0.1)%	20.8%
Total Omnipod	603.8	481.0	25.5%	(0.1)%	25.6%
Drug Delivery	54.5	47.8	14.0%	—%	14.0%
Total	$658.3	$528.8	24.5%	—%	24.5%

ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in millions)	2020	2019	2020	2019
Net income	$11.6	$0.8	$23.9	$6.6
Interest expense, net	11.4	7.7	32.6	18.3
Income tax expense	1.8	0.3	4.3	1.1
Depreciation and amortization	10.9	7.8	29.7	18.8
Stock-based compensation	6.6	6.6	20.3	20.7
Loss on extinguishment of debt	—	6.4	—	6.4
Adjusted EBITDA	$42.3	$29.6	$110.8	$71.9

INSULET CORPORATION
REVENUE GUIDANCE RECONCILIATIONS (UNAUDITED)

FULL YEAR 2020

	Low			High
	Revenue Growth GAAP	Currency Impact	Constant Currency	Revenue Growth GAAP	Currency Impact	Constant Currency
U.S. Omnipod	23%	—%	23%	24%	—%	24%
International Omnipod	19%	1%	18%	20%	1%	19%
Total Omnipod	22%	1%	21%	23%	1%	22%
Drug Delivery	4%	—%	4%	6%	—%	6%
Total	20%	—%	20%	21%	—%	21%

Q4 2020

	Low			High
	Revenue Growth GAAP	Currency Impact	Constant Currency	Revenue Growth GAAP	Currency Impact	Constant Currency
U.S. Omnipod	10%	—%	10%	14%	—%	14%
International Omnipod	15%	5%	10%	19%	5%	14%
Total Omnipod	12%	2%	10%	16%	2%	14%
Drug Delivery	(23)%	—%	(23)%	(17)%	—%	(17)%
Total	9%	2%	7%	13%	2%	11%